UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 27, 2023, 3D Systems Corporation (the “Company” or “3D Systems”) issued a press release confirming that its proposal to acquire all of the outstanding ordinary shares of Stratasys Ltd. (“Stratasys”) for a per share consideration of $7.50 in cash and 1.5444 newly issued shares of the combined company, delivered to the Stratasys board of directors on July 13, 2023, along with a binding merger agreement delivered in escrow, represents the Company’s best and final proposal and that the Company is targeting parallel completion of due diligence and merger agreement negotiations with Stratasys by August 4, 2023 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements made in this document that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. In particular, we note that there is no assurance that a definitive agreement for the transaction referenced in this report will be entered into or consummated or that integration will be successful or synergies will be realized if such transaction were to be consummated. In addition, we note that Stratasys is not able to countersign a merger agreement with 3D Systems without first terminating Stratasys’ merger agreement with Desktop Metal and that the mutual consent of both Stratasys and Desktop Metal is necessary for termination of the Desktop Metal merger agreement. In addition, we note that Stratasys continues to recommend in favor of the Desktop Metal merger agreement, which remains in full force and effect, and that the vote by Stratasys shareholders on the Desktop Metal merger agreement has not yet occurred or been scheduled. Business combination proposals, transactions and integrations are subject to numerous risks and uncertainties. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, except as required by law.

All references to the binding nature of the offer and merger agreement being proposed by 3D Systems, whether in a press release, presentation, other document or public statement, are subject to the contents of the escrow letter that was filed by 3D Systems on July 13, 2023 with the SEC on Form 8-K.

Additional Information

This communication does not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities. This communication relates to a proposal which 3D Systems has made for a business combination with Stratasys. In furtherance of this proposal and subject to future developments, 3D Systems and/or a new holding company to be formed by 3D Systems (and, if a negotiated transaction is agreed, Stratasys) may file one or more registration statements, proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document that 3D Systems and/or Stratasys may file with the SEC in connection with the proposed transaction.

Investors and security holders of 3D Systems and Stratasys are urged to read the proxy statement(s), registration statement, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of 3D Systems and/or Stratasys, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by 3D Systems through the web site maintained by the SEC at http://www.sec.gov.

This document shall not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, 3D Systems and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about 3D Systems’ executive officers and directors in 3D Systems’ definitive proxy statement filed with the SEC on April 5, 2023. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated July 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: July 27, 2023	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary